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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


                           DATE OF REPORT: AUGUST 18, 1997
                           -------------------------------
                          (DATE OF EARLIEST EVENT REPORTED)


                         CANTERBURY PARK HOLDING CORPORATION
                         -----------------------------------
                (Exact name of registrant as specified in its charter)


MINNESOTA                         0-24554                    41-1775532
---------                       ----------                  ----------------
(State or other                (Commission                 (I.R.S.  Employer
jurisdiction                   File Number)                Identification No.)
of Incorporation)


                                 1100 CANTERBURY ROAD
                                 SHAKOPEE, MN  55379
                                 -------------------
                       (Address of principal executive offices)



         Registrant's telephone number, including area code:  (612) 445-7223


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On August 18, 1997 the Registrant purchased a 30 acre tract of undeveloped land which fronts County Road 83 immediately to the north and east of the Canterbury Park racetrack. The Registrant purchased the land from CAR-NAV, a Minnesota general partnership. The purchase price for the property was $925,000 which was paid in cash to the seller using funds obtained from an advance on a line of credit which the Registrant has with its largest shareholder and Chairman, Curtis Sampson. The Registrant expects that some form of term financing for this purchase will be arranged in the near future.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4.  CHANGES IN CERTIFYING ACCOUNTANT.

Not applicable.

ITEM 5.  OTHER EVENTS.

Not applicable.

ITEM 6.  RESIGNATIONS OF DIRECTORS.

Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR.

Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES.

Not applicable.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CANTERBURY PARK HOLDING CORPORATION



                                  By    /s/ Richard A. Primuth
                                     -------------------------------------

                                       Richard A. Primuth
                                       Corporate Secretary


August 28, 1997